                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  June 4, 1996
                                  ------------

         Chevy Chase Bank, F.S.B. (as Transferor and Servicer under a Pooling and Servicing Agreement dated as of May 1, 1996 providing for the issuance of Home Loan Asset-Backed Certificates, Series 1996-1)

                           CHEVY CHASE BANK, F.S.B.
               -------------------------------------------------
              (Exact name of registrant as specified in charter)



    United States                  333-1682                52-0897004
- --------------------           ----------------          --------------
   (State or other             (Commission File          (IRS Employer
   jurisdiction of             Number)                   Identification
   incorporation)                                        No.)


    8401 Connecticut Avenue, Chevy Chase, Maryland              20815
- -------------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)


    Registrant's telephone number, including area code (301) 986-7000
                                                       --------------


                                Not Applicable
- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.     Other Events
            ------------

       Chevy Chase Bank, F.S.B., as transferor (the "Transferor") and as servicer (the "Servicer") registered issuances of up to $500,000,000 principal amount of Chevy Chase Home Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-1682) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Transferor caused Chevy Chase Home Loan Trust, Series 1996-1 to issue $153,521,000 principal amount of 7.15% Home Loan Asset-Backed Certificates, Series 1996-1 (the "Certificates"), on June 4, 1996 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement referred to below, the Underwriting Agreement entered into among the Transferor, CS First Boston Corporation and Smith Barney Inc. and the Financial Guaranty Insurance Policy issued by Capital Markets Assurance Corporation.

       The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1996 (the "Initial Cut-Off Date"), among Chevy Chase Bank, F.S.B., as Transferor and as Servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

       On the Closing Date, the Seller delivered to the Trustee Initial Loans of $153,521,961.79.

       Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

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Item 7.     Financial statements, Pro Forma Financial Information
            -----------------------------------------------------
                and Exhibits.
                ------------

  (c)  Exhibits

       Exhibit No.
       -----------

            1.1 Underwriting Agreement dated May 28, 1996 among the Transferor, CS First Boston Corporation and Smith Barney Inc.

            4.1 Pooling and Servicing Agreement dated as of May 1, 1996 among the Transferor, the Servicer and Norwest Bank, Minnesota, National Association.

           99.1 Financial Guaranty Insurance Policy issued by Capital Markets Assurance Corporation.

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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHEVY CHASE BANK, F.S.B.
                                ------------------------
                                      (Registrant)



                                By: /s/ Joel A. Friedman
                                   -------------------------
                                Name:  Joel A. Friedman
                                Title: Senior Vice President
                                       and Controller

Date:  June 6, 1996

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                                 EXHIBIT INDEX

                                                       Sequentially
Exhibit Number               Description               Numbered Page
- --------------               -----------               -------------

   1.1          Underwriting Agreement dated May
                28, 1996 among the Transferor, CS
                First Boston Corporation and Smith
                Barney Inc.

   4.1          Pooling and Servicing Agreement
                dated as of May 1, 1996 among the
                Transferor, the Servicer and
                Norwest Bank Minnesota, National
                Association

  99.1          Financial Guaranty Insurance
                Policy issued by Capital Markets
                Assurance Corporation